UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025
TRISALUS LIFE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6272 W 91st Ave, Westminster, Colorado		80031
(Address of Principal Executive Offices)		(Zip Code)
(888) 321-5212
(Registrant's telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	TLSI	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of registrant's common stock at an exercise price of $11.50 per share	TLSIW	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.
On May 23, 2025, TriSalus Life Sciences, Inc. (the “Company”) and James Young, the Company’s Chief Financial Officer, entered into an Agreement and Release (the “Agreement”) whereby Mr. Young resigned from the Company for personal reasons, effective May 30, 2025. Pursuant to the Agreement, Mr. Young will be paid an amount equal to six (6) months annual salary and his equity subject to vesting will continue to vest until May 31, 2026. In addition, Mr. Young provided a general release to the Company pursuant to the Agreement. A copy of the Agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
On May 27, 2025, the Company entered into an offer letter with David Patience for the position of Chief Financial Officer. Mr. Patience’s employment is expected to start on July 1, 2025 with an annual base salary of $450,000 and a sign on bonus of $159,000. Mr. Patience will also be eligible for an annual bonus of up to 50% of his annual base salary based on the achievement of financial goals and milestones as determined by the Board of Directors. Following the start of his employment, the Company will recommend to the Board of Directors, a stock option be granted to Mr. Patience for a number of shares equal to 1% of the Company’s issued and outstanding common stock. In addition, Mr. Patience will be eligible for a performance equity grant to be granted in the first quarter of 2026.

Item 8.01	Other Events.
On May 30, 2025, the Company issued a press release announcing the hiring of Mr. Patience as Chief Financial Officer and the resignation of Mr. Young. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibit Number	Description
10.1	Agreement and Release between TriSalus Life Sciences, Inc.and James Young dated May 23, 2025
99.1	Press Release of TriSalus Life Sciences, Inc. dated May 30, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2025	TriSalus Life Sciences, Inc.

	By:	/s/ Mary Szela
		Name:	Mary Szela
		Title:	Chief Executive Officer